UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): December 17, 2008

Innocom Technology Holdings, Inc.
(Exact name of Registrant as specified in its charter)

NEVADA	0-50164	87-0618756
(State of incorporation	(Commission file number)	(I.R.S. employer identification number)
or organization)

Suite 1501 Bank of East Asia Harbour View Centre 56 Gloucester Road Wanchai, Hong Kong, PRC (Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: 852-3102-1602

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election or Directors; Appointment of Principal Officers

On December 18, 2008, the Company accepted the resignation of Siew Leng Tay as an Independent Director.

Mr. Tay has no disagreement with the Company, its Board of Directors or management.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits

17.1	Resignation of Siew Leng Tay dated December 18, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOCOM TECHNOLOGY HOLDINGS, INC.

Dated: December 29, 2008	By: /s/ William Yan Sui Hui
William Yan Sui Hui, Chief Executive Officer